Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)




Delaware
International
Small Cap
Value Fund

Class A o Class B o Class C

Prospectus March 30, 2001
(As revised September 21, 2001)

Global and International Funds


(Global International Artwork)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profile                                               page 2
Delaware International Small Cap Value Fund                     2
 .................................................................
How we manage the Fund                                     page 4
Our investment strategies                                       4
The securities we typically invest in                           6
The risks of investing in the Fund                              8
 .................................................................
Who manages the Fund                                      page 10
Investment manager                                             10
Portfolio managers                                             10
Who's who?                                                     11
 .................................................................
About your account                                        page 12
Investing in the Fund                                          12
   Choosing a share class                                      12
How to reduce your sales charge                                14
How to buy shares                                              15
Retirement plans                                               16
How to redeem shares                                           17
Account minimums                                               18
Special services                                               18
Dividends, distributions and taxes                             19
Other investment policies and risk considerations              20
Certain management considerations                              21
 .................................................................
Financial highlights                                      page 22

                                                                           1
                                                                           ----

Profile: Delaware International Small Cap Value Fund

What is the Fund's goal?

       Delaware International Small Cap Value Fund seeks long-term capital appreciation. Although, the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies? Delaware International Small Cap Value Fund seeks to achieve its objective by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. The market capitalization of the companies in which the Fund intends to invest primarily will typically be $2.5 billion or less (at the time of purchase).

By focusing on smaller, non-U.S. companies, the Fund seeks to identify equity securities of emerging and other growth-oriented companies which, in the opinion of the manager, are responsive to changes within their markets, and have the fundamental characteristics to support growth. We will seek to identify changing and dominant trends within the relevant markets, and will purchase securities of companies which we believe will benefit from these trends. In addition, we will consider the financial strength of the company or its industry. We may invest in smaller capitalization companies that may be temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not be fully recognized by the market.

The Fund may invest up to 15% of its net assets in high-yield, high risk foreign fixed-income securities.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's investments. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. Investments in smaller capitalization securities tend to be more volatile than investments in larger capitalization securities. Investments in foreign securities whether equity or fixed-income, involve special risks including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. The high-yield, high risk foreign fixed-income securities that the Fund may invest in are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware International Small Cap Value Fund performed?
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
This bar chart and table can help you evaluate the risks of investing in the                     Year-by-year total return (Class A)
Fund. We show how the returns for the Fund's Class A shares have varied for the
past three calendar years, as well as the average annual returns for these                 5.83%          23.20%         -2.66%
shares for the one-year and lifetime periods. The Fund's past performance is not           -----------------------------------------
necessarily an indication of how it will perform in the future. The returns                1998           1999            2000
reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see the footnotes on page 3 for additional information about the expense caps.

During the periods illustrated in this bar chart, the Class A's highest quarterly return was 19.01% for the quarter ended December 31, 1998 and its lowest quarterly return was -15.22% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

   2
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

How has Delaware International Small Cap Value Fund performed? (continued)
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                                                                                  Average annual returns for periods ending 12/31/00
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CLASS                                                                                                  Morgan Stanley      SSB World
                                                                     A                                    EAFE Index      ex-USA EMI
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
                                                                              (inception 12/19/97)
1 year                                                                                      -8.22%             -13.96%       -10.31%
Lifetime                                                                                     6.40%               9.69%         6.19%

The Fund's returns are compared to the performance of the Morgan Stanley EAFE (Europe, Australia, Far East) Index and the Salomon
Smith Barney World ex-US EMI (Extended Market Index). The MSCI EAFE Index consists primarily of larger stocks from developed foreign countries. The Salomon Smith Barney World ex-US EMI consists primarily of smaller stocks from developed foreign countries. You should remember that unlike the Fund, each index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund's returns shown immediately above.

What are the Fund's fees and expenses?          CLASS                                                   A          B            C
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Sales charges are fees paid directly from       Maximum sales charge (load) imposed on
your investments when you buy or sell shares       purchases as a percentage of offering price      5.75%       none         none
of the Fund.                                    Maximum contingent deferred sales charge (load)
                                                   as a percentage of original purchase price or
                                                   redemption price, whichever is lower              none(1)      5%(2)        1%(3)
                                                Maximum sales charge (load) imposed on
                                                   reinvested dividends                              none       none         none
                                                Redemption fees                                      none       none         none
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Annual fund operating expenses are deducted     Management fees                                     1.25%      1.25%        1.25%
from the Fund's assets.                         Distribution and service (12b-1) fees               0.25%(4)   1.00%        1.00%
                                                Other expenses                                      0.27%      0.27%        0.27%
                                                Total annual fund operating expenses                1.77%      2.52%        2.52%
                                                Fee waivers and payments(5)                        (0.27%)    (0.27%)      (0.27%)
                                                Net expenses                                        1.50%      2.25%        2.25%

                                                CLASS(7)                     A           B            B           C               C
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This example is intended to help you                                                       (if redeemed)               (if redeemed)
compare the cost of investing in the Fund       1 year                    $719        $228         $728        $228            $328
to the cost of investing in other mutual        3 years                 $1,075        $759       $1,059        $759            $759
funds with similar investment objectives.       5 years                 $1,455      $1,316       $1,516      $1,316          $1,316
We show the cumulative amount of Fund           10 years                $2,518      $2,651       $2,651      $2,835          $2,835
expenses on a hypothetical investment of
$10,000 with an annual 5% return over the
time shown.(6) This is an example only, and
does not represent future expenses, which
may be greater or less than those shown
here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) Class A shares are subject to a 12b-1 fee of 0.30% (currently fixed at 0.25% by the Board of Trustees) of average daily net and
    Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. The distributor waived the
    12b-1 fees from the Fund's inception through September 20, 2001. Had the 12b-1 fees not been waived, the Fund's returns shown on page 2 would have been lower.
(5) The investment manager has contracted to waive fees and pay expenses through January 31, 2002, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.25%
    of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

                                                                            3
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
How we manage the Fund

Our investment strategies                                             The equity securities in which the Fund may
                                                                      invest include common stocks, preferred
                    The Fund seeks long-term capital                  stocks, rights or warrants to purchase common
                    appreciation. The Fund seeks to achieve its       stocks and securities convertible into common
                    objective by investing primarily in equity        stocks. The Fund may also invest in foreign
                    securities of smaller non-U.S. companies,         companies through sponsored or unsponsored
                    which may include companies located or            Depositary Receipts, which are receipts
                    operating in established or emerging              typically issued by a bank or trust company
                    countries. Under normal                           evidencing ownership of underlying securities
                                                                      issued by a foreign company. The Fund may
We take a disciplined approach to investing, combining investment     invest in securities issued in any currency
strategies and risk management techniques that can help               and may hold foreign currency.
shareholders meet their goals.
                                                                      In selecting investments for the Fund, the
                    circumstances, at least 65% of the Fund's         manager will employ a dividend discount
                    total assets will be invested in equity           analysis across country boundaries and will
                    securities of companies organized or having a     also use a purchasing power parity approach
                    majority of their assets in or deriving a         to identify currencies and markets that are
                    majority of their operating income in at          overvalued or undervalued relative to the
                    least three different countries outside of        U.S. dollar. The manager uses the dividend
                    the United States. However, more than 25% of      discount analysis to compare the value of
                    the Fund's total assets may be invested in        different investments. Using this technique,
                    the securities of issuers located in the same     the manager looks at future anticipated
                    country. The current market capitalization of     dividends and discounts the value of those
                    the companies in which the Fund intends to        dividends back to what they would be worth if
                    invest primarily will generally be $2.5           they were being paid today. With a purchasing
                    billion or less (at the time of purchase).        parity approach, the manager attempts to
                                                                      identify the amount of goods and services
                                                                      that a dollar will buy in the United States
                                                                      and compare that to the amount of a foreign
                                                                      currency required to buy the same amount of
                                                                      goods and services in another country.
                                                                      Eventually, currencies should trade at levels
                                                                      that should make it possible for the dollar
                                                                      to buy the same amount of goods and services
                                                                      overseas as in the United States. When the
                                                                      dollar buys less, the foreign currency may be
                                                                      considered to be overvalued. Conversely, when
                                                                      the dollar buys more, the currency may be
                                                                      considered to be undervalued.

How to use
this glossary

This glossary includes
definitions of investment
terms used throughout the          Glossary A-C        Amortized cost                                    Average maturity
Prospectus. If you would like                          ----------------------------------------------------------------------------
to know the meaning of an                              Amortized cost is a method used to value a        An average of when the
investment term that is not                            fixed-income security that starts with the        individual bonds and
explained in the text please                           face value of the security and then adds or       other debt securities
check the glossary.                                    subtracts from that value depending on            held in a portfolio will
                                                       whether the purchase price was greater or         mature.
                                                       less than the value of the security at
                                                       maturity. The amount greater or less than the
                                                       par value is divided equally over the time
                                                       remaining until maturity.

   4
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

While the Fund may purchase securities in any          The Fund may invest up to 15% of its net
foreign country, developed and                         assets in fixed-income securities issued by
underdeveloped, or emerging market countries,          emerging country companies, and foreign
it is currently anticipated that the                   governments, their agencies,
countries in which the Fund may invest will            instrumentalities or political subdivisions,
include, but not be limited to, Australia,             all of which may be high-yield, high risk
Belgium, Canada, Denmark, Finland, France,             fixed-income securities (commonly known as
Germany, Hong Kong, Italy, Japan, the                  junk bonds) rated lower than BBB by S&P and
Netherlands, New Zealand, Norway, Singapore,           Baa by Moody's or, if unrated, are considered
Malaysia, Spain, Switzerland, the United               by the manager to be of equivalent quality
Kingdom, as well as Argentina, Brazil, Chile,          and which present special investment risks.
Egypt, Greece, India, Indonesia, Korea, Peru,          See High-yield, high risk securities.
the Philippines, South Africa, Taiwan,
Thailand and Turkey. With respect to certain           For temporary defensive purposes, the Fund
countries, investments by an investment                may invest all or a substantial portion of
company may only be made through investments           its assets in high quality U.S. and foreign
in closed-end investment companies that in             governmental and corporate debt instruments.
turn are authorized to invest in the                   The Fund may also hold these securities
securities of such countries.                          pending investment of proceeds from new sales
                                                       of Fund shares and to maintain sufficient
The Fund may also invest in convertible                cash to meet redemption requests.
preferred stocks that offer enhanced yield
features, such as preferred equity redemption          The Fund's investment objective is
cumulative stock, and certain other                    non-fundamental. This means the Board of
non-traditional equity securities.                     Trustees may change the objective without
                                                       obtaining shareholder approval. If the
                                                       objective were changed, we would notify
                                                       shareholders before the change became
                                                       effective.

Bond                                            Bond ratings                                       Capital
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A debt security, like an IOU, issued by a       Independent evaluations of creditworthiness,       The amount of money
company, municipality or government agency.     ranging from Aaa/AAA (highest quality) to D        you invest.
In return for lending money to the issuer, a    (lowest quality). Bonds rated Baa/BBB or
bond buyer generally receives fixed periodic    better are considered investment grade. Bonds
interest payments and repayment of the loan     rated Ba/BB or lower are commonly known as
amount on a specified maturity date. A bond's   junk bonds. See also Nationally recognized
price changes prior to maturity and is          statistical ratings organization.
inversely related to current interest rates.
When interest rates rise, bond prices fall,
and when interest rates fall, bond prices
rise.

                                                                            5
                                                                            ----

The securities we    Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income typically invest in  securities offer the potential for greater income payments than stocks, and also may provide capital appreciation potential. The following chart provides a brief description of the securities that the Fund may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

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                    Securities                                                             How we use them
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Common stocks: Securities that represent shares of               Consistent with its investment objective, the Fund will invest its
ownership in a corporation. Stockholders participate in          assets in common stocks, some of which may be dividend paying
the corporation's profits and losses, proportionate to           stocks.
the number of shares they own.
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Foreign currency transactions: A forward foreign                 Although the Fund values its assets daily in U.S. dollars, it does
currency exchange contract involves an obligation to             not intend to convert its holdings of foreign currencies into U.S.
purchase or sell a specific currency at a future date,           dollars on a daily basis. The Fund will, however, from time to
which may be any fixed number of days from the date of           time, purchase or sell foreign currencies and/or engage in forward
the contract, agreed upon by the parties, at a price             foreign currency exchange transactions. The Fund may conduct its
set at the time of the contract.                                 foreign currency transactions on a cash basis at the rate
                                                                 prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                 The Fund may use forward contracts for hedging purposes to attempt to protect the value of its current security or currency holdings.
                                                                 It may also use forward contracts if it has agreed to sell a security and wants to "lock-in" the price of that security, in terms of U.S. dollars or another currency in which the transaction will be completed. Investors should be aware of the costs of currency conversion. The Fund will not use forward contracts for speculative purposes.
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American Depositary Receipts (ADRs), European                    The Fund may invest in sponsored and unsponsored ADRs, EDRs and
Depositary Receipts (EDRs), and Global Depositary                GDRs, generally focusing on those whose underlying securities are
Receipts (GDRs): ADRs are receipts issued by a U.S.              issued by foreign entities.
depositary (usually a U.S. bank) and EDRs and GDRs are
receipts issued by a depositary outside of the U.S.              To determine whether to purchase a security in a foreign market or
(usually a non-U.S. bank or trust company or a foreign           through a depositary receipt, we evaluate the price levels, the
branch of a U.S. bank). Depositary receipts represent            transaction costs, taxes and administrative costs or other relevant
an ownership interest in an underlying security that is          factors involved with each security to try to identify the most
held by the depositary. Generally, the underlying                efficient choice.
security represented by an ADR is issued by a foreign
issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by the
issuer of the underlying security and the depositary,
and unsponsored depositary receipts are issued by the
depositary without the participation of the issuer of
the underlying security. Generally, the holder of the
depositary receipt is entitled to all payments of
interest, dividends or capital gains that are made on
the underlying security.
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Corporate bonds: Debt obligations issued by U.S. or              The Fund may invest in corporate bonds generally rated AA or better
foreign corporations.                                            by S&P and Aa by Moody's.
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High-yield, high risk fixed-income securities:                   The Fund may invest up to 15% of its net assets in these
Securities that are rated lower than BBB by S&P or Baa           securities.
by Moody's, or if unrated, of equal quality. These
securities may be issued by companies or governments of          The Fund will not purchase securities rated lower than C by S&P or
emerging or developing countries, which may be less              Ca by Moody's or, if unrated, considered to be of an equivalent
creditworthy. A primary risk is that these companies or          quality to such ratings by the manager.
governments may not be able to make interest or
principal payments is substantial. An additional risk
is that the value of these securities may decline
significantly.
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          Capital
   C - D  appreciation           Capital gains distributions       Commission                         Compounding
          --------------------------------------------------------------------------------------------------------------------------
          An increase in the     Payments to mutual fund           The fee an investor pays to a      Earnings on an investment's
          value of an            shareholders of profits           financial adviser for              previous earnings.
          investment.            (realized gains) from the sale    investment advice and help in
                                 of a fund's portfolio             buying or selling mutual
                                 securities. Usually paid once     funds, stocks, bonds or other
                                 a year; may be either             securities.
                                 short-term gains or long-term
                                 gains.

   6
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

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                    Securities                                                             How we use them
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
Foreign government securities: Debt obligations issued           A portion of the Fund's assets may be invested in foreign
by a government other than the United States or by an            governmental securities issued by emerging or developing countries,
agency, instrumentality or political subdivision of              which may be lower rated, including securities rated below
such governments.                                                investment grade.

                                                                 For temporary defensive purposes, the Fund may invest all or a substantial portion of its assets in high quality debt obligations of foreign governments, their agencies, instrumentalities and political sub-divisions.
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Repurchase agreements: An agreement between a buyer of           Typically, we use repurchase agreements as a short-term investment
securities, such as the Fund, and a seller of                    for the Fund's cash position. In order to enter into these
securities in which the seller agrees to buy the                 repurchase agreements, the Fund must have collateral in excess 102%
securities back within a specified time at the same              of the repurchase price.
price the buyer paid for them, plus an amount equal to
an agreed upon interest rate. Repurchase agreements are          The Fund will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                              collateral is comprised of U.S. government securities.
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Restricted securities: Privately placed securities               We may invest in privately placed securities including Rule 144A
whose resale is restricted under securities law.                 Securities, which are eligible for resale only among certain
Restricted securities are generally considered to be             institutional buyers without registration.
illiquid except that a Fund may treat Rule 144A
securities as liquid based on their trading markets.
Rule 144A securities are restricted securities but may
be freely traded among qualified institutional buyers.
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Illiquid securities: Securities that do not have a               The Fund may invest up to 15% of its assets in illiquid securities.
ready market and cannot be easily sold within seven
days at approximately the price that a Fund has valued
them.
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Investment company securities: In some countries,                The Fund may invest in investment company securities if we believe
investments by U.S. mutual funds are generally made by           the country offers good investment opportunities. We would
purchasing shares investment companies that in turn              generally invest in closed-end investment companies, but we can
invest in the securities of such countries.                      also invest in open-end investment companies. These investments involve an indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.
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The Fund may also enter into put and call options, futures contracts and options on futures contracts and options on foreign currencies. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Portfolio turnover The Fund anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets.

Lending securities The Fund may loan up to 25% of its assets to qualified broker, dealers or institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund. All such loans will be secured by collateral.

Temporary defensive measures For temporary defensive purposes, the Fund may invest in high quality debt obligations of foreign governments, their agencies, instrumentalities and political sub-divisions. For temporary defensive purposes, each Fund may invest in high quality debt instruments issued by the U.S. government, its agencies or instrumentalities (and which are backed by the full faith and credit of the U.S. government), or issued by U.S. companies. To the extent that the Fund does so, it may be unable to meet its investment objective.

Consumer Price        Contingent deferred
Index (CPI)           sales charge (CDSC)     Corporate bond     Currency exchange rates   Depreciation         Diversification
------------------------------------------------------------------------------------------------------------------------------------
Measurement of        Fee charged by some     A debt security    The price at which        A decline in an      The process of
U.S. inflation;       mutual funds when       issued by a        one country's             investment's value.  spreading
represents the price  shares are redeemed     corporation. See   currency can be                                investments among a
of a basket of        (sold back to the       Bond.              converted into                                 number of different
commonly              fund) within a set                         another's. This                                securities, asset
purchased goods.      number of years; an                        exchange rate varies                           classes or
                      alternative method                         almost daily                                   investment styles to
                      for investors to                           according to a wide                            reduce the risks of
                      compensate a                               range of political,                            investing.
                      financial adviser                          economic and other
                      for advice and                             factors.
                      service, rather than
                      an up-front
                      commission.

                                                                            7
                                                                            ----

The risks of investing   Investing in any mutual fund involves risk, including the risk that you may receive little or no return on
           in the Fund   your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the
                         Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                      Risks                                                        How we strive to manage them
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Market risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on stocks we
securities in a certain market--like the stock or bond           believe can appreciate over an extended time frame regardless of
market--or in a certain country or region will decline           interim market fluctuations. We do not try to predict overall stock
in value because of factors such as economic                     market movements and do not trade for short-term purposes.
conditions, future expectations or investor confidence.
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Industry and security risk is the risk that the value            We limit the amount of the Fund's assets invested in any one
of securities in a particular industry or the value of           industry and in any individual security in order to minimize the
an individual stock or bond will decline because of              impact that a poorly performing security would have on the Fund.
changing expectations for the performance of that
industry or for the individual company issuing the
stock or bond.
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Currency risk is the risk that the value of the Fund's           The Fund may try to hedge its currency risk by purchasing foreign
investments may be negatively affected by changes in             currency exchange contracts. If the Fund agrees to purchase or sell
foreign currency exchange rates. Adverse changes in              foreign securities at a pre-set price on a future date, the Fund
exchange rates may reduce or eliminate any gains                 may attempt to protect the value of a security it owns from future
produced by investments that are denominated in foreign          changes in currency rates. If the Fund has agreed to purchase or
currencies and may increase any losses.                          sell a security, it may also use foreign currency exchange contracts to "lock-in" the security's price in terms of U.S.
                                                                 dollars or another applicable currency. The Fund may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.
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Emerging markets risk is the possibility that the risks          The Fund has the ability to invest in emerging market securities.
associated with international investing will be greater          Striving to manage this risk, the portfolio managers carefully
in emerging markets than in more developed foreign               screen securities within emerging markets and attempt to consider
markets because, among other things, emerging markets            material risks associated with an individual company or bond
may have less stable political and economic                      issuer.
environments.
------------------------------------------------------------------------------------------------------------------------------------
Inefficient market risk is the risk that foreign                 The Fund will attempt to reduce these risks by investing in a
markets may be less liquid, have greater price                   number of different countries, performing credit analysis and
volatility, less regulation and higher transaction               noting trends in the economy, industries and financial markets.
costs than U.S. markets.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk of high-yield, high risk foreign                     We intend to limit our investment in any one lower rated bond,
fixed-income securities: Securities rated lower than             which can help to reduce the effect of an individual default on the
BBB by S&P and Baa by Moody's are considered to be of            Fund, and to limit our overall allocation of Fund assets to bonds
poor standing and predominantly speculative as to the            in this category. Such limitations may not protect the Fund from
issuer's ability to repay interest and principal. These          widespread bond defaults brought about by a sustained economic
bonds are often issued by less creditworthy companies            downturn.
or by highly leveraged (indebted) firms, which are
generally less able than more financially stable firms           The economy and interest rates may affect these high yield, high
to make scheduled payments of interest and principal.            risk securities differently from other securities. Prices have been
The risks posed by bonds issued under such                       found to be less sensitive to interest rate changes than higher
circumstances are substantial.                                   rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any such security and in the ability of the issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Consequently, these changes will affect the Fund's net asset value per share.
------------------------------------------------------------------------------------------------------------------------------------

               Dividend
     D - M     distribution             Duration                 Expense ratio                      Financial adviser
               ---------------------------------------------------------------------------------------------------------------------
               Payments to mutual       A measurement of a       A mutual fund's total              Financial
               fund shareholders of     fixed-income             operating expenses, expressed      professional (e.g.,
               dividends passed         investment's price       as a percentage of its total       broker, banker,
               along from the           volatility. The          net assets. Operating expenses     accountant, planner
               fund's portfolio of      larger the number,       are the costs of running a         or insurance agent)
               securities.              the greater the          mutual fund, including             who analyzes
                                        likely price change      management fees, offices,          clients' finances
                                        for a given change       staff, equipment and expenses      and prepares
                                        in interest rates.       related to maintaining the         personalized
                                                                 fund's portfolio of securities     programs to meet
                                                                 and distributing its shares.       objectives.
                                                                 They are paid from the fund's
                                                                 assets before any earnings are
                                                                 distributed to shareholders.

   8
----

------------------------------------------------------------------------------------------------------------------------------------
                      Risks                                                        How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries or the entire          We evaluate the political situations in the countries where we
region where we invest may experience political                  invest and take into account any potential risks before we select
instability, which may cause greater fluctuation in the          securities for the Fund's portfolio. However, there is no way to
value and liquidity of our investments due to changes            eliminate political risk when investing internationally.
in currency exchange rates, governmental seizures or
nationalization of assets.
------------------------------------------------------------------------------------------------------------------------------------
Information risk is the risk that foreign companies may          We conduct fundamental research on the companies we invest in
be subject to different accounting, auditing and                 rather than relying solely on information available through
financial reporting standards than U.S. companies.               financial reporting. As part of our worldwide research process, we
There may be less information available about foreign            emphasize company visits. We believe this will help us to better
issuers than domestic issuers. Furthermore, regulatory           uncover any potential weaknesses in individual companies.
oversight of foreign issuers may be less stringent or
less consistently applied than in the United States.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities risks relate to the                The Fund attempts to reduce the risks associated with investing in
ability of a foreign government or government related            foreign governments by limiting the portion of portfolio assets
issuer to make timely payments on its external debt              that may be invested in such securities.
obligations. This ability to make payments will be
strongly influenced by the issuer's balance of
payments, including export performance, its access to
international credits and investments, fluctuations in
interest rates and the extent of its foreign reserves.
------------------------------------------------------------------------------------------------------------------------------------
Small company investment risk includes the general               The Fund attempts to reduce this risk by diversifying investments.
risks of investing in common stocks such as market,
economic and business risk that cause their prices to
fluctuate over time. Historically, smaller
capitalization stocks have been more volatile in price
than larger capitalization stocks. Among the reasons
for the greater price volatility of these securities
are the lower degree of liquidity in the markets for
such stocks, and the potentially greater sensitivity of
such small companies to changes in or failure of
management, and in many other changes in competitive,
business, industry and economic conditions, including
risks associated with limited production, markets,
management depth, or financial resources.
------------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk relates to the costs of buying,           We strive to monitor transaction costs and to choose an efficient
selling and holding foreign securities, including                trading strategy for the Fund.
brokerage, tax and custody costs, which may be higher
than those involved in domestic transactions.
------------------------------------------------------------------------------------------------------------------------------------



Fixed-income securities          Inflation              Investment goal        Management fee          Market capitalization
------------------------------------------------------------------------------------------------------------------------------------
With fixed-income securities,    The increase in the    The objective, such    The amount paid by a    The value of a corporation
the money you originally         cost of goods and      as long-term capital   mutual fund to the      determined by multiplying the
invested is paid back at a       services over time.    growth or high         investment adviser      current market price of a
pre-specified maturity date.     U.S. inflation is      current income, that   for management          share of common stock by the
These securities, which          frequently measured    a mutual fund          services, expressed     number of shares held by
include government, corporate    by changes in the      pursues.               as an annual            shareholders. A corporation
or municipal bonds, as well as   Consumer Price Index                          percentage of the       with one million shares
money market securities,         (CPI).                                        fund's average daily    outstanding and the market
typically pay a fixed rate of                                                  net assets.             price per share of $10 has a
return (often referred to as                                                                           market capitalization of $10
interest). See bonds.                                                                                  million.

                                                                            9
                                                                            ----

Who manages the Fund

Investment     Delaware International Advisers Ltd. makes investment decisions for the Fund, manages the Fund's business affairs and
   manager     provides daily administrative services.

               For its services to the Fund, the manager was paid a fee of 0.98% of average daily net assets of the Fund for the last fiscal year after giving effect to voluntary expense caps.

Portfolio      Clive A. Gillmore and Gavin A. Hall have primary responsibility for making day-to-day investment decisions for the
managers       Fund. Clive A. Gillmore, Deputy Managing Director, Senior Portfolio Manager and Director of Delaware International
               Advisers Ltd., has been a portfolio manager for the Fund since its inception. A graduate of the University of Warwick and having begun his career at Legal and General Investment Management, Mr. Gillmore joined Delaware International in
               1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr.
               Gillmore completed the London Business School Investment program.

               Gavin A. Hall, Senior Portfolio Manager of Delaware International Advisers Ltd., has been managing the Fund since
               October 25, 1999. Mr. Hall joined Delaware International in 1991. He began his investment career with Barings
               Investment Management Ltd. after attending Dulwich College. In 1988, he became a Portfolio Manager and Research
               Analyst covering the United Kingdom market at Hill Samuel Investment Management Ltd. At Delaware International his
               research responsibilities have included United Kingdom, Continental European and Asian equity markets.


                                  Morgan Stanley Capital International Emerging Markets                       NASD Regulation, Inc.
     M - P   Maturity             Free Index                                                                  (NASDR(SM))
             -----------------------------------------------------------------------------------------------------------------------
             The length of time   The Morgan Stanley International Emerging Markets Free Index is a U.S.      The independent
             until a bond issuer  dollar denominated index comprised of stocks of countries with below        subsidiary of the
             must repay the       average per capita GDP as defined by the World Bank, foreign ownership      National Association
             underlying loan      restrictions, a tax regulatory environment, and greater perceived           of Securities
             principal to         market risk than in the developed countries. Within this index, MSCI        Dealers, Inc.
             bondholders.         aims to capture an aggregate of 60% of local market capitalization.         responsible for
                                                                                                              regulating the
                                                                                                              securities industry.

  10
----

Who's who?     The following shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
------------------------------------                          |                              ---------------------------
        Investment manager                            -------------------                            Custodian
Delaware International Advisers Ltd.   ----------          The Fund       ------------------  The Chase Manhattan Bank
           Third Floor                                -------------------                      4 Chase Metrotech Center
          80 Cheapside                                |                 |                         Brooklyn, NY 11245
     London, England EC2V 6EE                         |                 |                    ----------------------------
------------------------------------    ---------------------------     |
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               One Commerce Square                  Service agent
  Portfolio managers                      Philadelphia, PA 19103         Delaware Service Company, Inc.
(see page 10 for details)               ---------------------------          One Commerce Square
----------------------------                          |                     Philadelphia, PA 19103
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                      Financial intermediary wholesaler        |
                                     Lincoln Financial Distributors, Inc.      |
                                              350 Church Street                |
                                             Hartford, CT 06103                |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial advisers
                                                               ------------------
                                                                       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

          Board of Trustees A mutual fund is governed by a Board           Distributor Most mutual funds continuously offer new
          of Trustees which has oversight responsibility for the           shares to the public through distributors who are
          management of the fund's business affairs. Trustees              regulated as broker-dealers and are subject to NASD
          establish procedures and oversee and review the                  Regulation, Inc. (NASDR(SM)) rules governing mutual fund
          performance of the investment manager, the distributor           sales practices.
          and others that perform services for the fund. At least
          40% of the Board of Trustees must be independent of the          Financial intermediary wholesaler Pursuant to a
          fund's investment manager and distributor. For funds             contractual arrangement with Delaware Distributors,
          (such as Delaware International Small Cap Value Fund)            L.P., Lincoln Financial Distributors, Inc. (LFD) is
          that rely on certain exemptive rules created by the              primarily responsible for promoting the sale of Fund
          SEC, this percentage has been increased to a majority.           shares through broker/dealers, financial advisers and
          These independent fund trustees, in particular, are              other financial intermediaries.
          advocates for shareholder interests.
                                                                           Service agent Mutual fund companies employ service
          Investment manager An investment manager is a company            agents (sometimes called transfer agents) to maintain
          responsible for selecting portfolio investments                  records of shareholder accounts, calculate and disburse
          consistent with the objective and policies stated in             dividends and capital gains and prepare and mail
          the mutual fund's Prospectus. The investment manager             shareholder statements and tax information, among other
          places portfolio orders with broker/dealers and is               functions. Many service agents also provide customer
          responsible for obtaining the best overall execution of          service to shareholders.
          those orders. A written contract between a mutual fund
          and its investment manager specifies the services the            Financial advisers Financial advisers provide advice to
          manager performs. Most management contracts provide for          their clients--analyzing their financial objectives and
          the manager to receive an annual fee based on a                  recommending appropriate funds or other investments.
          percentage of the fund's average daily net assets. The           Financial advisers are compensated for their services,
          manager is subject to numerous legal restrictions,               generally through sales commissions, and through 12b-1
          especially regarding transactions between itself and             and/or service fees deducted from the fund's assets.
          the funds it advises.
                                                                           Shareholders Like shareholders of other companies,
          Portfolio managers Portfolio managers are employed by            mutual fund shareholders have specific voting rights,
          the investment manager to make investment decisions for          including the right to elect trustees. Material changes
          individual portfolios on a day-to-day basis.                     in the terms of a fund's management contract must be
                                                                           approved by a shareholder vote, and funds seeking to
          Custodian Mutual funds are legally required to protect           change fundamental investment policies must also seek
          their portfolio securities and most funds place them             shareholder approval.
          with a qualified bank custodian who segregates fund
          securities from other bank assets.

Nationally recognized statistical                      Net asset value
ratings organization (NRSRO)                           (NAV)                    Preferred stock
------------------------------------------------------------------------------------------------------------------------------------
A company that assesses the credit quality of          The daily dollar         Preferred stock has preference over common
bonds, commercial paper, preferred and common          value of one mutual      stock in the payment of dividends and
stocks and municipal short-term issues,                fund share. Equal to     liquidation of assets. Preferred stocks also
rating the probability that the issuer of              a fund's net assets      often pay dividends at a fixed rate and are
the debt will meet the scheduled interest              divided by the           sometimes convertible into common stock.
payments and repay the principal. Ratings are          number of shares
published by such companies as Moody's                 outstanding.
Investors Service, Inc. (Moody's), Standard
& Poor's (S&P), Duff & Phelps, Inc. (Duff), and
Fitch, Inc. (Fitch).

                                                                            11
                                                                            ----

About your account

Investing in   You can choose from a number of share classes for the Fund. Because each share class has a different combination of
    the Fund   sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

                    Choosing a share class

                    o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

      Class         o If you invest $50,000 or more, your front-end sales charge will be reduced.
        A
                    o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

                    o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

                    o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances noted in the table below.


                      --------------------------------------------------------------------------------------------------------------
Class A sales charges                                Sales charge as %             Sales charge as %          Dealer's commission as
                          Amount of purchase         of offering price             of amount invested          % of offering price
                      --------------------------------------------------------------------------------------------------------------
                          Less than $50,000               5.75%                         6.10%                        5.00%

                            $50,000 but
                           under $100,000                 4.75%                         4.99%                        4.00%

                            $100,000 but
                           under $250,000                 3.75%                         3.90%                        3.00%

                            $250,000 but
                           under $500,000                 2.50%                         2.56%                        2.00%

                            $500,000 but
                          under $1 million                2.00%                         2.04%                        1.60%
                      --------------------------------------------------------------------------------------------------------------
                        As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares.
                        However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year unless a specific waiver of the sales charge applies.
                      --------------------------------------------------------------------------------------------------------------
                                                     Sales charge as %             Sales charge as %          Dealer's commission as
                          Amount of purchase         of offering price             of amount invested          % of offering price
                      --------------------------------------------------------------------------------------------------------------
                      $1 million up to $5 million        none                           none                         1.00%

                           Next $20 million
                          up to $25 million              none                           none                         0.50%

                        Amount over $25 million          none                           none                         0.25%
                      --------------------------------------------------------------------------------------------------------------


     P - S   Price-to-earnings ratio        Principal                   Prospectus                      Redeem
             -----------------------------------------------------------------------------------------------------------------------
             A measure of a stock's         Amount of money you         The official offering           To cash in your shares by
             value calculated by            invest (also called         document that describes a       selling them back to the
             dividing the current           capital). Also refers to    mutual fund, containing         mutual fund.
             market price of a share        a bond's original face      information required by
             of stock by its annual         value, due to be repaid     the SEC, such as
             earnings per share. A          at maturity.                investment objectives,
             stock selling for $100                                     policies, services and
             per share with annual                                      fees.
             earnings per share of $5
             has a P/E of 20.

  12
----

       Class        o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund.
         B            However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

                    o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3%
                      during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

                    o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of
                      Additional Information.

                    o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

                    o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

                    o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a
                      12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

                    o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

       Class        o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund.
         C            However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

                    o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of
                      Additional Information.

                    o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which
                      0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

                    o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

                    o Unlike Class B shares, Class C shares do not automatically convert into another class.

                    o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

                  Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                            SEC (Securities and
Risk                  Sales charge          Exchange Commission)      Share classes             Signature guarantee
------------------------------------------------------------------------------------------------------------------------------------
Generally defined as  Charge on the         Federal agency            Different                 Certification by a
variability of        purchase or           established by            classifications of        bank, brokerage firm
value; also credit    redemption of fund    Congress to               shares; mutual fund       or other financial
risk, inflation       shares sold through   administer the laws       share classes offer       institution that a
risk, currency and    financial advisers.   governing the             a variety of sales        customer's signature
interest rate risk.   May vary with the     securities industry,      charge choices.           is valid; signature
Different             amount invested.      including mutual                                    guarantees can be
investments involve   Typically used to     fund companies.                                     provided by members
different types and   compensate advisers                                                       of the STAMP
degrees of risk.      for advice and                                                            program.
                      service provided.

                                                                            13
                                                                            ----

How to reduce your  We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement sales charge  of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Share class
     Program                       How it works                    A                           B                             C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent            Through a Letter of Intent you         X                Although the Letter of Intent and Rights of
                            agree to invest a certain                               Accumulation do not apply to the purchase of
                            amount in Delaware Investments                          Class B and Class C shares, you can combine your
                            Funds (except money market                              purchase of Class A shares with your purchase of
                            funds with no sales charge)                             Class B and Class C shares to fulfill your
                            over a 13-month period to                               Letter of Intent or qualify for Rights of
                            qualify for reduced front-end                           Accumulation.
                            sales charges.
----------------------------------------------------------------------------------
Rights of Accumulation      You can combine your holdings          X
                            or purchases of all funds in
                            the Delaware Investments
                            family (except money market
                            funds with no sales charge) as
                            well as the holdings and
                            purchases of your spouse and
                            children under 21 to qualify
                            for reduced front-end sales
                            charges.
------------------------------------------------------------------------------------------------------------------------------------
Reinvestment of redeemed    Up to 12 months after you        For Class A, you       For Class B, your             Not available.
shares                      redeem shares, you can           will not have to pay   account will be
                            reinvest the proceeds without    an additional          credited with the
                            paying a sales charge as noted   front-end sales        contingent deferred
                            to the right.                    charge.                sales charge you
                                                                                    previously paid on
                                                                                    the amount you are
                                                                                    reinvesting. Your
                                                                                    schedule for
                                                                                    contingent deferred
                                                                                    sales charges and
                                                                                    conversion to Class
                                                                                    A will not start
                                                                                    over again; it will
                                                                                    pick up from the
                                                                                    point at which you
                                                                                    redeemed your
                                                                                    shares.
------------------------------------------------------------------------------------------------------------------------------------
SIMPLE IRA, SEP IRA,        These investment plans may             X                There is no reduction in sales charges for Class
SARSEP, Prototype           qualify for reduced sales                               B or Class C shares for group purchases by
Profit Sharing,             charges by combining the                                retirement plans.
Pension, 401(k),            purchases of all members of
SIMPLE 401(k),              the group. Members of these
403(b)(7), and 457          groups may also qualify to
Retirement Plans            purchase shares without a
                            front-end sales charge and may
                            qualify for a waiver of any
                            contingent deferred sales
                            charge.
------------------------------------------------------------------------------------------------------------------------------------

                                         Statement of Additional
     S - V   Standard deviation          Information (SAI)           Stock                      Total return
             -----------------------------------------------------------------------------------------------------------------------
             A measure of an             The document serving as     An investment that         An investment performance
             investment's volatility;    "Part B" of a fund's        represents a share of      measurement, expressed as
             for mutual funds,           Prospectus that provides    ownership (equity) in a    a percentage, based on
             measures how much a         more detailed information   corporation. Stocks are    the combined earnings
             fund's total return has     about the fund's            often referred to as       from dividends, capital
             typically varied from its   organization,               "equities."                gains and change in price
             historical average.         investments, policies and                              over a given period.
                                         risks.

  14
----

How to buy shares  [GRAPHIC OF PERSON]       Through your financial adviser

                                             Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

                   [GRAPHIC OF ENVELOPE]     By mail

                                             Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to
                                             Delaware Investments, One Commerce Square, Philadelphia, PA
                                             19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an
                                             appropriate retirement plan application if you are opening a retirement account) with your check.

                   [GRAPHIC OF WIRE]         By wire

                                             Ask your bank to wire the amount you want to invest to Bank of
                                             New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

                   [GRAPHIC OF EXCHANGE]     By exchange

                                             You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the
                                             Shareholder Service Center at 800.523.1918.

                   [GRAPHIC OF KEYBOARD]     Through automated shareholder services

                                             You can purchase or exchange shares through Delaphone, our automated telephone service. For more information about how to sign up for this service, call our Shareholder Service Center at
                                             800.523.1918.

Uniform Gifts to Minors Act and
Uniform Transfers to Minors Act       Volatility
------------------------------------------------------------------------------------------------------------------------------------
Federal and state laws that           The tendency of an investment
provide a simple way to               to go up or down in value by
transfer property to a minor          different magnitudes.
with special tax advantages.          Investments that generally go
                                      up or down in value in
                                      relatively small amounts are
                                      considered "low volatility"
                                      investments, whereas those
                                      investments that generally go
                                      up or down in value in
                                      relatively large amounts are
                                      considered "high volatility"
                                      investments.

                                                                            15
                                                                            ----

How to buy shares  Once you have completed an application, you can open an continued)  account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account
                   (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

                   The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                   We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans   In addition to being an appropriate investment for your IRA,
                   Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

  16
----

How to redeem      [GRAPHIC OF PERSON]       Through your financial adviser
       shares
                                             Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

                   [GRAPHIC OF ENVELOPE]     By mail

                                             You can redeem your shares (sell them back to the fund) by mail by writing to: Delaware Investments, One Commerce Square,
                                             Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature
                                             guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

                   [GRAPHIC OF TELEPHONE]    By telephone

                                             You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

                   [GRAPHIC OF WIRE]         By wire

                                             You can redeem $1,000 or more of your shares and have the
                                             proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds.
                                             Bank information must be on file before you request a wire redemption.

                   [GRAPHIC OF KEYBOARD]     Through automated shareholder services

                                             You can redeem shares through Delaphone, our automated telephone service. For more information about how to sign up for this service, call our Shareholder Service Center at 800.523.1918.

                                                                            17
                                                                            ----

How to redeem shares  If you hold your shares in certificates, you must submit the certificates with your request to sell the
         (continued)  shares. We recommend that you send your certificates by certified mail.

                      When you send us a properly completed request to redeem or exchange shares and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m.
                      Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to
                      15 days, before we send your redemption proceeds.

                      If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums      If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for
                      IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

Special services      To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
                      --------------------------------------------------------------------------------------------------------------

                              Automatic   The Automatic Investing Plan allows you to make regular monthly or quarterly investments
                         Investing Plan   directly from your checking account.

                         Direct Deposit   With Direct Deposit you can make additional investme9nts through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

  18
----

Special services
      (continued)-------------------------------------------------------------------------------------------------------------------

                  Wealth Builder Option   With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of
                                          $100 per fund.

                               Dividend   Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your
                      Reinvestment Plan   account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

                              Exchanges   You can exchange all or part of your shares for shares of the same class in another
                                          Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange.



       Dividends,     Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any
distributions and     capital gains.
            taxes
                      Tax laws are subject to change, so we urge you to consult you tax adviser about your particular tax situation and how it might be affected by current law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

                      We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

                                                                            19
                                                                            ----

 Other investment     High-yield, high risk securities
policies and risk
   considerations     The Fund may invest in high-yield, high risk foreign fixed-income securities. In the past, in the opinion of the manager, the high-yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future.
                      The manager intends to maintain an adequately diversified portfolio of stocks and bonds. While diversification can help to reduce the effect of an individual default on a Fund, there can be no assurance that diversification will protect a Fund from widespread bond defaults brought about by a sustained economic downturn.

                      Medium- and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal.
                      The risks posed by bonds issued under such circumstances are substantial.

                      The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Consequently, these changes will affect a Fund's net asset value per share.

                      Foreign currency transactions

                      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The
                      Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

                      The Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

  20
----

 Other investment     When the manager believes that the currency of a particular country may suffer a significant decline against
policies and risk     the U.S. dollar or against another currency, the Fund may enter into a forward foreign currency contract to
   considerations     sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency
      (continued)     approximating the value of some or all of the Fund's securities denominated in such foreign currency.

                      The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

                      At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize gains or losses from currency transactions.

                      The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar cost of foreign securities held by the Fund and against increases in the U.S. dollar cost of such securities to be acquired. Call options on foreign currency written by the Fund will be covered, which means that the Fund will own the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the
                      Fund will establish a segregated account with its Custodian Bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Fund will be required to pay upon exercise of the put.

                      As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Certain management    Investments by fund of funds
    considerations
                      Delaware International Small Cap Value Fund accepts investments from the funds within Delaware Group
                      Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on Delaware International Small Cap Value Fund and Foundation Funds as
                      a result of these transactions.

                                                                            21
                                                                            ----

Financial highlights

                                                                                                                          Class A(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Period
                                                                                                                         12/19/97(2)
                        Delaware International                                                  Year ended 11/30          through
The Financial           Small Cap Value Fund                                              2000              1999         11/30/98
highlights table is     ------------------------------------------------------------------------------------------------------------
intended to help you    Net asset value, beginning of period                           $10.730           $ 9.000           $8.500
understand a Fund's     Income (loss) from investment operations:
financial               Net investment income(3)                                         0.209             0.168            0.191
performance. All        Net realized and unrealized gain (loss) on investments
"per share"                and foreign currencies                                       (0.727)            1.817            0.309
information reflects                                                                   -------           -------           ------
financial results       Total from investment operations                                (0.518)            1.985            0.500
for a single Fund                                                                      -------           -------           ------
share. This             Less dividends and distributions:
information has been    Dividends from net investment income                            (0.140)           (0.180)              --
audited by Ernst &      Distributions from net realized gain on investments             (1.732)           (0.075)              --
Young LLP, whose                                                                       -------           -------           ------
report, along with      Total dividends and distributions                               (1.872)           (0.255)              --
the Fund's financial                                                                   -------           -------           ------
statements, is          Net asset value, end of period                                 $ 8.340           $10.730           $9.000
included in the                                                                        =======           =======           ======
Fund's annual           Total return(4)                                                 (5.32%)           22.74%            5.88%
report, which is        Ratios and supplemental data:
available upon          Net assets, end of period (000 omitted)                             --                --               --
request by calling      Ratio of expenses to average net assets                          1.25%             1.25%            1.25%
800.523.1918.           Ratio of expenses to average net assets prior to expense
                           limitation and expenses paid indirectly                       1.82%             1.87%            2.35%
                        Ratio of net investment income to average net assets             2.45%             1.71%            2.25%
                        Ratio of net investment income to average net assets prior to
                           expense limitation and expenses paid indirectly               1.88%              1.09%           1.15%
                        Portfolio turnover                                                 22%               96%               4%
                        ------------------------------------------------------------------------------------------------------------
                        (1) Shares of Delaware International Small Cap Value Fund A Class were initially offered on December 19,
                            1997. Between January 16, 1998 and July 15, 1998, the A Class sold shares which were subsequently repurchased, leaving a balance of one share, representing the initial share purchase by an affiliate of the manager, as of November 30, 2000. The Class B and C shares of the Fund were not operating as of the close of the fiscal year.
                        (2) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
                        (3) Per share information was based on the average shares outstanding method.
                        (4) Total investment return is based on the change in net asset value during the period and assumes reinvestment of distributions at net asset value and does not reflect an impact of a sales charge. Total return reflects expense limitations in effect for the Fund.

  22
----

     How to read the
financial highlights   -------------------------------------------------------------------------------------------------------------
                       Net investment income         Net asset value (NAV)     Ratio of expenses to      Portfolio turnover
                       Net investment income         This is the value of a    average net assets        This figure tells you
                       includes dividend and         mutual fund share,        The expense ratio is      the amount of trading
                       interest income earned        calculated by dividing    the percentage of net     activity in a fund's
                       from the Fund's               the net assets by the     assets that a fund        portfolio. For
                       securities; it is             number of shares          pays annually for         example, a fund with a
                       after expenses have           outstanding.              operating expenses and    50% turnover has
                       been deducted.                                          management fees. These    bought and sold half
                                                     Total return              expenses include          of the value of its
                       Net realized and              This represents the       accounting and            total investment
                       unrealized gain (loss)        rate that an investor     administration            portfolio during the
                       on investments and            would have earned or      expenses, services for    stated period.
                       foreign currencies            lost on an investment     shareholders, and
                       A realized gain on            in the Fund. In           similar expenses.
                       investments occurs            calculating this
                       when we sell an               figure for the            Ratio of net
                       investment at a               financial highlights      investment income to
                       profit, while a               table, we include fee     average net assets
                       realized loss on              waivers and assume the    We determine this
                       investments occurs            shareholder has           ratio by dividing net
                       when we sell an               reinvested all            investment income by
                       investment at a loss.         dividends and realized    average net assets.
                       When an investment            gains.
                       increases or decreases
                       in value but we do not        Net assets
                       sell it, we record an         Net assets represent
                       unrealized gain or            the total value of all
                       loss. The amount of           the assets in the
                       realized gain per             Fund's portfolio, less
                       share, if any, that we        any liabilities, that
                       pay to shareholders           are attributable to
                       would be listed under         that class of the
                       "Less dividends and           Fund.
                       distributions-Distributions
                       from net realized gain
                       on investments."
                       Realized and
                       unrealized gain (loss)
                       on foreign currencies
                       represent changes in
                       the U.S. dollar value
                       of assets (including
                       investments) and
                       liabilities
                       denominated in foreign
                       currencies as a result
                       of changes in foreign
                       currency exchange
                       rates.


                       Appendix A - Bond Ratings

                       Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations.
                       Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

                                                                            23
                                                                            ----

                     Delaware
                     Investments(SM)
                     --------------------------------------
                     A member of Lincoln Financial Group(R)




                       This page intentionally left blank

Delaware      Additional information about the Fund's investments is available
International in the Fund's annual and semi-annual reports to shareholders. In
Small Cap     the Fund's shareholder reports, you will find a discussion of the
Value Fund    market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current
              Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

              You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

              Web site
              www.delawareinvestments.com

              E-mail
              service@delinvest.com

              Shareholder Service Center
              800.523.1918

              Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

              o For fund information, literature, price, yield and performance figures.

              o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

              Delaphone Service
              800.362.FUND (800.362.3863)

              o For convenient access to account information or current
                performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R)service. Investment Company Act file number: 811-6324

              Delaware International Small Cap Value Fund

                                      CUSIP        NASDAQ
                                      -----        ------
              Class A               245914718       DABAX
              Class B               245914692       DABBX
              Class C               245914684       DABCX


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

PR-179 [--] BUR 9/01

Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)


Delaware
International
Small Cap
Value Fund

Institutional Class

Prospectus March 30, 2001
(As revised September 21, 2001)

Global and International Funds

(Global and International Artwork)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 ................................................................................
Fund profile                                                              page 2
Delaware International Small Cap Value Fund                                    2
 ................................................................................
How we manage the Fund                                                    page 4
Our investment strategies                                                      4
The securities we typically invest in                                          6
The risks of investing in the Fund                                             9
 ................................................................................
Who manages the Fund                                                     page 12
Investment manager                                                            12
Portfolio managers                                                            12
Who's who?                                                                    13
 ................................................................................
About your account                                                       page 14
Investing in the Fund                                                         14
How to buy shares                                                             15
How to redeem shares                                                          17
Account minimum                                                               18
Exchanges                                                                     18
Dividends, distributions and taxes                                            18
Other investment policies and risk considerations                             19
Certain management considerations                                             20
 ................................................................................
Financial highlights                                                     page 21

Profile: Delaware International Small Cap Value Fund

What is the Fund's goal?

Delaware International Small Cap Value Fund seeks long-term capital appreciation. Although, the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies? Delaware International Small Cap Value Fund seeks to achieve its objective by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. The market capitalization of the companies in which the Fund intends to invest primarily will typically be $2.5 billion or less (at the time of purchase).

By focusing on smaller, non-U.S. companies, the Fund seeks to identify equity securities of emerging and other growth-oriented companies which, in the opinion of the manager, are responsive to changes within their markets, and have the fundamental characteristics to support growth. We will seek to identify changing and dominant trends within the relevant markets, and will purchase securities of companies which we believe will benefit from these trends. In addition, we will consider the financial strength of the company or its industry. We may invest in smaller capitalization companies that may be temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not be fully recognized by the market.

The Fund may invest up to 15% of its net assets in high-yield, high risk foreign fixed-income securities.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. Investments in smaller capitalization securities tend to be more volatile than investments in larger capitalization securities. Investments in foreign securities whether equity or fixed-income, involve special risks including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. The high-yield, high risk foreign fixed-income securities that the Fund may invest in are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 9.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware International Small Cap Value Fund performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of                          Year-by-year total return (Institutional Class)
investing in the Fund. We show how the returns for the
Fund's Institutional Class have varied for the past three
calendar years, as well as the average annual returns for
these shares for the one-year and lifetime periods. The
Fund's past performance is not necessarily an indication of                        5.83%          23.20%          -2.66%
how it will perform in the future. The returns reflect                            ------          ------          ------
expense caps in effect during the periods. The returns would                       1998            1999            2000
be lower without the expense caps.

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 19.01% for the quarter ended December 31, 1998 and its lowest quarterly return was -15.32% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/00

                                Institutional      Morgan Stanley      SSB World
                                        Class          EAFE Index     ex-USA EMI
1 year                                 -2.66%           -13.96%        -10.31%
Lifetime (inception 12/19/97)           8.50%             9.69%          6.19%

The Fund's returns are compared to the performance of the Morgan Stanley EAFE (Europe, Australia, Far East) Index and the Salomon Smith Barney World ex-US EMI (Extended Market Index). The MSCI EAFE Index consists primarily of larger stocks from developed foreign countries. The Salomon Smith Barney World ex-US EMI consists primarily of smaller stocks from developed foreign countries. You should remember that unlike the Fund, each index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Fund's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your investments          Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.               purchases as a percentage of offering price              none
                                                                     Maximum contingent deferred sales charge (load)
                                                                      as a percentage of original purchase price or
                                                                      redemption price, whichever is lower                     none
                                                                     Maximum sales charge (load) imposed on
                                                                      reinvested dividends                                     none
                                                                     Redemption fees                                           none
                                                                     Exchange fees(1)                                          none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the                 Management fees                                          1.25%
Fund's assets.                                                       Distribution and service (12b-1) fees                     none
                                                                     Other expenses                                           0.27%
                                                                     Total annual fund operating expenses                     1.52%
                                                                     Fee waivers and payments                                (0.27%)
                                                                     Net expenses(2)                                          1.25%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of             1 year                                                    $127
investing in the Fund to the cost of investing in other mutual       3 years                                                   $454
funds with similar investment objectives. We show the                5 years                                                   $803
cumulative amount of Fund expenses on a hypothetical                 10 years                                                $1,790
investment of $10,000 with an annual 5% return over the
time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those
shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has contracted to waive fees and pay expenses through January 31, 2002, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.25% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten.

How we manage the Fund

Our investment strategies

The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. However, more than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country. The current market capitalization of the companies in which the Fund intends to invest primarily will generally be $2.5 billion or less (at the time of purchase).

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The equity securities in which the Fund may invest include common stocks, preferred stocks, rights or warrants to purchase common stocks and securities convertible into common stocks. The Fund may also invest in foreign companies through sponsored or unsponsored Depositary Receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Fund may invest in securities issued in any currency and may hold foreign currency.

In selecting investments for the Fund, the manager will employ a dividend discount analysis across country boundaries and will also use a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. The manager uses the dividend discount analysis to compare the value of different investments. Using this technique, the manager looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. With a purchasing parity approach, the manager attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. Conversely, when the dollar buys more, the currency may be considered to be undervalued.


How to use
this glossary

The glossary includes
definitions of investment
terms used throughout the          Glossary A-C   Amortized cost                                         Average maturity
Prospectus. If you would like                     ----------------------------------------------------------------------------------
to know the meaning of an                         Amortized cost is a method used to value a             An average of when the
investment term that is not                       fixed-income security that starts with the face        individual bonds and other
explained in the text please                      value of the security and then adds or subtracts       debt securities held in a
check the glossary.                               from that value depending on whether the purchase      portfolio will mature.
                                                  price was greater or less than the value of the
                                                  security at maturity. The amount greater or less
                                                  than the par value is divided equally over the
                                                  time remaining until maturity.


While the Fund may purchase securities in any foreign country, developed and underdeveloped, or emerging market countries, it is currently anticipated that the countries in which the Fund may invest will include, but not be limited to, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Switzerland, the United Kingdom, as well as Argentina, Brazil, Chile, Egypt, Greece, India, Indonesia, Korea, Peru, the Philippines, South Africa, Taiwan, Thailand and Turkey. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries.

The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as preferred equity redemption cumulative stock, and certain other non-traditional equity securities.

The Fund may invest up to 15% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high yield, high risk fixed-income securities (commonly known as junk bonds) rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the manager to be of equivalent quality and which present special investment risks. See High-yield, high risk securities.

For temporary defensive purposes, the Fund may invest all or a substantial portion of its assets in high quality U.S. and foreign governmental and corporate debt instruments. The Fund may also hold these securities pending investment of proceeds from new sales of Fund shares and to maintain sufficient cash to meet redemption requests.

The Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change became effective.

Bond                                                        Bond ratings                    Capital         Capital appreciation
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,          Independent evaluations of      The amount      An increase in the value
municipality or government agency. In return for            creditworthiness, ranging       of money        of an investment.
lending money to the issuer, a bond buyer generally         from Aaa/AAA (highest           you invest.
receives fixed periodic interest payments and repayment     quality) to D (lowest
of the loan amount on a specified maturity date. A          quality). Bonds rated
bond's price changes prior to maturity and is inversely     Baa/BBB or better are
related to current interest rates. When interest rates      considered investment grade.
rise, bond prices fall, and when interest rates fall,       Bonds rated Ba/BB or lower
bond prices rise.                                           are commonly known as junk
                                                            bonds. See also Nationally
                                                            recognized statistical
                                                            ratings organization.



The securities we     Stocks offer investors the potential for capital
typically invest in   appreciation, and may pay dividends as well. Fixed-income
                      securities offer the potential for greater income payments than stocks, and also may provide capital appreciation potential. The following chart provides a brief description of the securities that the Fund may invest in.
                      Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks: Securities that represent shares of          Consistent with its investment objective, the Fund will invest its
ownership in a corporation. Stockholders participate in     assets in common stocks, some of which may be dividend paying stocks.
the corporation's profits and losses, proportionate to
the number of shares they own.

Foreign Currency Transactions: A forward foreign            Although the Fund values its assets daily in U.S. dollars, it does not
currency exchange contract involves an obligation to        intend to convert its holdings of foreign currencies into U.S. dollars
purchase or sell a specific currency at a future date,      on a daily basis. The Fund will, however, from time to time, purchase or
which may be any fixed number of days from the date of      sell foreign currencies and/or engage in forward foreign currency
the contract, agreed upon by the parties, at a price        exchange transactions. The Fund may conduct its foreign currency
set at the time of the contract.                            transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                            The Fund may use forward contracts for hedging purposes to attempt to protect the value of its current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to "lock-in" the price of that security, in terms of U.S. dollars or another currency in which the transaction will be completed. Investors should be aware of the costs of currency conversion. The Fund will not use forward contracts for speculative purposes.

American Depositary Receipts (ADRs), European               The Fund may invest in sponsored and unsponsored ADRs, EDRs and GDRs,
Depositary Receipts (EDRs), and Global Depositary           generally focusing on those whose underlying securities are issued by
Receipts (GDRs): ADRs are receipts issued by a U.S.         foreign entities.
depositary (usually a U.S. bank) and EDRs and GDRs are
receipts issued by a depositary outside of the U.S.         To determine whether to purchase a security in a foreign market or
(usually a non-U.S. bank or trust company or a foreign      through a depositary receipt, we evaluate the price levels, the
branch of a U.S. bank). Depositary receipts represent       transaction costs, taxes and administrative costs or other relevant
an ownership interest in an underlying security that is     factors involved with each security to try to identify the most
held by the depositary. Generally, the underlying           efficient choice.
security represented by an ADR is issued by a foreign
issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by the
issuer of the underlying security and the depositary,
and unsponsored depositary receipts are issued by the
depositary without the participation of the issuer of
the underlying security. Generally, the holder of the
depositary receipt is entitled to all payments of
interest, dividends or capital gains that are made on
the underlying security.

Corporate Bonds: Debt obligations issued by U.S. or         The Fund may invest in corporate bonds generally rated AA or better by
foreign corporations.                                       S&P and Aa by Moody's.
------------------------------------------------------------------------------------------------------------------------------------

C-D   Capital gains distributions                   Commission                Compounding             Consumer Price Index (CPI)
      ------------------------------------------------------------------------------------------------------------------------------
      Payments to mutual fund shareholders of       The fee an investor pays  Earnings on an          Measurement of U.S. inflation;
      profits (realized gains) from the sale of a   to a financial adviser    investment's previous   represents the price of a
      fund's portfolio securities. Usually paid     for investment advice     earnings.               basket of commonly purchased
      once a year; may be either short-term gains   and help in buying or                             goods.
      or long-term gains.                           selling mutual funds,
                                                    stocks, bonds or other
                                                    securities.

------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
High-Yield, High Risk Fixed-Income Securities:              The Fund may invest up to 15% of its net assets in these securities.
Securities that are rated lower than BBB by S&P or Baa
by Moody's, or if unrated, of equal quality. These          The Fund will not purchase securities rated lower than C by S&P or Ca by
securities may be issued by companies or governments of     Moody's or, if unrated, considered to be of an equivalent quality to
emerging or developing countries, which may be less         such ratings by the manager.
creditworthy. A primary risk is that these companies or
governments may not be able to make interest or
principal payments is substantial. An additional risk
is that the value of these securities may decline
significantly.

Foreign Government Securities: Debt obligations issued      A portion of the Fund's assets may be invested in foreign governmental
by a government other than the United States or by an       securities issued by emerging or developing countries, which may be
agency, instrumentality or political subdivision of         lower rated, including securities rated below investment grade.
such governments.
                                                            For temporary defensive purposes, the Fund may invest all or a substantial portion of its assets in high quality debt obligations of foreign governments, their agencies, instrumentalities and political sub-divisions.

Repurchase Agreements: An agreement between a buyer of      Typically, we use repurchase agreements as a short-term investment for
securities, such as the Fund, and a seller of               the Fund's cash position. In order to enter into these repurchase
securities in which the seller agrees to buy the            agreements, the Fund must have collateral in excess 102% of the
securities back within a specified time at the same         repurchase price.
price the buyer paid for them, plus an amount equal to
an agreed upon interest rate. Repurchase agreements are     The Fund will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                         collateral is comprised of U.S. government securities.

Restricted Securities: Privately placed securities          We may invest in privately placed securities including Rule 144A
whose resale is restricted under securities law.            Securities, which are eligible for resale only among certain
Restricted securities are generally considered to be        institutional buyers without registration.
illiquid except that a Fund may treat Rule 144A
securities as liquid based on their trading markets.
Rule 144A securities are restricted securities but may
be freely traded among qualified institutional buyers.

Illiquid Securities: Securities that do not have a          The Fund may invest up to 15% of its assets in illiquid securities.
ready market and cannot be easily sold within seven
days at approximately the price that a Fund has valued
them.

Investment Company Securities: In some countries,           The Fund may invest in investment company securities if we believe the
investments by U.S. mutual funds are generally made by      country offers good investment opportunities. We would generally invest
purchasing shares investment companies that in turn         in closed-end investment companies, but we can also invest in open-end
invest in the securities of such countries.                 investment companies. These investments involve an indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------


Contingent deferred sales                                                                                       Dividend
charge (CDSC)                             Corporate bond           Depreciation         Diversification         distribution
------------------------------------------------------------------------------------------------------------------------------------
Fee charged by some mutual funds when     A debt security issued   A decline in an      The process of          Payments to mutual
shares are redeemed (sold back to the     by a corporation. See    investment's value.  spreading investments   fund shareholders of
fund) within a set number of years; an    Bond.                                         among a number of       dividends passed
alternative method for investors to                                                     different securities,   along from the
compensate a financial adviser for                                                      asset classes or        fund's portfolio of
advice and service, rather than an                                                      investment styles to    securities.
up-front commission.                                                                    reduce the risks of
                                                                                        investing.

The Fund may also enter into put and call options, futures contracts and options on futures contracts and options on foreign currencies. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Portfolio turnover The Fund anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets.

Lending securities The Fund may loan up to 25% of its assets to qualified broker, dealers or institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund. All such loans will be secured by collateral.

Temporary defensive measures For temporary defensive purposes, the Fund may invest in high quality debt obligations of foreign governments, their agencies, instrumentalities and political sub-divisions. For temporary defensive purposes, each Fund may invest in high quality debt instruments issued by the U.S. government, its agencies or instrumentalities (and which are backed by the full faith and credit of the U.S. government), or issued by U.S. companies. To the extent that the Fund does so, it may be unable to meet its investment objective.


D-M  Duration                   Expense ratio                                               Financial adviser
     -------------------------------------------------------------------------------------------------------------------------------
     A measurement of a         A mutual fund's total operating expenses, expressed as a    Financial professional (e.g., broker,
     fixed-income investment's  percentage of its total net assets. Operating expenses are  banker, accountant, planner or insurance
     price volatility. The      the costs of running a mutual fund, including management    agent) who analyzes clients' finances
     larger the number, the     fees, offices, staff, equipment and expenses related to     and prepares personalized programs to
     greater the likely price   maintaining the fund's portfolio of securities and          meet objectives.
     change for a given change  distributing its shares. They are paid from the fund's
     in interest rates.         assets before any earnings are distributed to
                                shareholders.

The risks of investing  Investing in any mutual fund involves risk, including
in the Fund             the risk that you may receive little or no return on
                        your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market Risk is the risk that all or a majority of the       We maintain a long-term investment approach and focus on stocks we
securities in a certain market--like the stock or bond      believe can appreciate over an extended time frame regardless of interim
market--or in a certain country or region will decline      market fluctuations. We do not try to predict overall stock market
in value because of factors such as economic                movements and do not trade for short-term purposes.
conditions, future expectations or investor confidence.

Industry and Security Risk is the risk that the value       We limit the amount of the Fund's assets invested in any one industry
of securities in a particular industry or the value of      and in any individual security in order to minimize the impact that a
an individual stock or bond will decline because of         poorly performing security would have on the Fund.
changing expectations for the performance of that
industry or for the individual company issuing the
stock or bond.

Currency Risk is the risk that the value of the Fund's      The Fund may try to hedge its currency risk by purchasing foreign
investments may be negatively affected by changes in        currency exchange contracts. If the Fund agrees to purchase or sell
foreign currency exchange rates. Adverse changes in         foreign securities at a pre-set price on a future date, the Fund may
exchange rates may reduce or eliminate any gains            attempt to protect the value of a security it owns from future changes
produced by investments that are denominated in foreign     in currency rates. If the Fund has agreed to purchase or sell a
currencies and may increase any losses.                     security, it may also use foreign currency exchange contracts to
                                                            "lock-in" the security's price in terms of U.S. dollars or another applicable currency. The Fund may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.

Emerging Markets Risk is the possibility that the risks     The Fund has the ability to invest in emerging market securities.
associated with international investing will be greater     Striving to manage this risk, the portfolio managers carefully screen
in emerging markets than in more developed foreign          securities within emerging markets and attempt to consider material
markets because, among other things, emerging markets       risks associated with an individual company or bond issuer.
may have less stable political and economic
environments.

Inefficient Market Risk is the risk that foreign            The Fund will attempt to reduce these risks by investing in a number of
markets may be less liquid, have greater price              different countries, performing credit analysis and noting trends in the
volatility, less regulation and higher transaction          economy, industries and financial markets.
costs than U.S. markets.
------------------------------------------------------------------------------------------------------------------------------------


Fixed-income securities                             Inflation                Investment goal          Management fee
------------------------------------------------------------------------------------------------------------------------------------
With fixed-income securities, the money you         The increase in the      The objective, such as   The amount paid by a mutual
originally invested is paid back at a               cost of goods and        long-term capital        fund to the investment adviser
pre-specified maturity date. These securities,      services over time.      growth or high current   for management services,
which include government, corporate or municipal    U.S. inflation is        income, that a mutual    expressed as an annual
bonds, as well as money market securities,          frequently measured by   fund pursues.            percentage of the fund's
typically pay a fixed rate of return (often         changes in the Consumer                           average daily net assets.
referred to as interest). See Bond.                 Price Index (CPI).

------------------------------------------------------------------------------------------------------------------------------------
                   Risks                                                        How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Credit risk of high-yield, high risk foreign                We intend to limit our investment in any one lower rated bond, which can
fixed-income securities: Securities rated lower than        help to reduce the effect of an individual default on the Fund, and to
BBB by S&P and Baa by Moody's are considered to be of       limit our overall allocation of Fund assets to bonds in this category.
poor standing and predominantly speculative as to the       Such limitations may not protect the Fund from widespread bond defaults
issuer's ability to repay interest and principal.           brought about by a sustained economic downturn.

These bonds are often issued by less creditworthy           The economy and interest rates may affect these high yield, high risk
companies or by highly leveraged (indebted) firms,          securities differently from other securities. Prices have been found to
which are generally less able than more financially         be less sensitive to interest rate changes than higher rated
stable firms to make scheduled payments of interest and     investments, but more sensitive to adverse economic changes or
principal. The risks posed by bonds issued under such       individual corporate developments. Also, during an economic downturn or
circumstances are substantial.                              a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any such security and in the ability of the issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Consequently, these changes will affect the Fund's net asset value per share.

Political Risk is the risk that countries or the entire     We evaluate the political situations in the countries where we invest
region where we invest may experience political             and take into account any potential risks before we select securities
instability, which may cause greater fluctuation in the     for the Fund's portfolio. However, there is no way to eliminate
value and liquidity of our investments due to changes       political risk when investing internationally.
in currency exchange rates, governmental seizures or
nationalization of assets.

Information Risk is the risk that foreign companies may     We conduct fundamental research on the companies we invest in rather
be subject to different accounting, auditing and            than relying solely on information available through financial
financial reporting standards than U.S. companies.          reporting. As part of our worldwide research process, we emphasize
There may be less information available about foreign       company visits. We believe this will help us to better uncover any
issuers than domestic issuers. Furthermore, regulatory      potential weaknesses in individual companies.
oversight of foreign issuers may be less stringent or
less consistently applied than in the United States.

Foreign Government Securities Risks relate to the           The Fund attempts to reduce the risks associated with investing in
ability of a foreign government or government related       foreign governments by limiting the portion of portfolio assets that may
issuer to make timely payments on its external debt         be invested in such securities.
obligations. This ability to make payments will be
strongly influenced by the issuer's balance of
payments, including export performance, its access to
international credits and investments, fluctuations in
interest rates and the extent of its foreign reserves.
------------------------------------------------------------------------------------------------------------------------------------


M-P  Market capitalization                                         Maturity                     Morgan Stanley EAFE Index
     -------------------------------------------------------------------------------------------------------------------------------
     The value of a corporation determined by multiplying the      The length of time until     The Morgan Stanley Capital
     current market price of a share of common stock by the        a bond issuer must repay     International EAFE Stock Index is an
     number of shares held by shareholders. A corporation with     the underlying loan          international index including stocks
     one million shares outstanding and the market price per       principal to bondholders.    traded on 16 exchanges in Europe,
     share of $10 has a market capitalization of $10 million.                                   Australia and the Far East, weighted
                                                                                                by capitalization. The index is
                                                                                                unmanaged and doesn't include the
                                                                                                actual costs of buying, selling, and
                                                                                                holding securities.

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Small Company Investment Risk includes the general          The Fund attempts to reduce this risk by diversifying investments.
risks of investing in common stocks such as market,
economic and business risk that cause their prices to
fluctuate over time. Historically, smaller
capitalization stocks have been more volatile in price
than larger capitalization stocks. Among the reasons
for the greater price volatility of these securities
are the lower degree of liquidity in the markets for
such stocks, and the potentially greater sensitivity of
such small companies to changes in or failure of
management, and in many other changes in competitive,
business, industry and economic conditions, including
risks associated with limited production, markets,
management depth, or financial resources.

Transaction Costs Risk relates to the costs of buying,      We strive to monitor transaction costs and to choose an efficient
selling and holding foreign securities, including           trading strategy for the Fund.
brokerage, tax and custody costs, which may be higher
than those involved in domestic transactions.
------------------------------------------------------------------------------------------------------------------------------------


NASD Regulation, Inc.           Nationally recognized statistical
(NASDR(SM))                     ratings organization (NRSRO)            Net asset value (NAV)    Preferred stock
------------------------------------------------------------------------------------------------------------------------------------
The independent subsidiary of   A company that assesses the credit      The daily dollar value   Preferred stock has preference over
the National Association of     quality of bonds, commercial paper,     of one mutual fund       common stock in the payment of
Securities Dealers, Inc.        preferred and common stocks and         share. Equal to a        dividends and liquidation of
responsible for regulating the  municipal short-term issues, rating     fund's net assets        assets. Preferred stock also often
securities industry.            the probability that the issuer of the  divided by the number    pays dividends at a fixed rate and
                                debt will meet the scheduled interest   of shares outstanding.   is sometimes convertible into
                                payments and repay the principal.                                common stock.
                                Ratings are published by such
                                companies as Moody's Investors
                                Service, Inc. (Moody's), Standard &
                                Poor's (S&P), Duff & Phelps, Inc.
                                (Duff), and Fitch, Inc. (Fitch).

Who manages the Fund

Investment   Delaware International Advisers Ltd. makes investment decisions for
manager      the Fund, manages the Fund's business affairs and provides daily administrative services.

             For its services to the Fund, the manager was paid a fee of 0.98% of average daily net assets of the Fund for the last fiscal year after giving effect to voluntary expense caps.

Portfolio    Clive A. Gillmore and Gavin A. Hall have primary responsibility for
managers     making day-to-day investment decisions for the Fund.

             Clive A. Gillmore, Deputy Managing Director, Senior Portfolio Manager and Director of Delaware International Advisers Ltd., has been a portfolio manager for the Fund since its inception. A graduate of the University of Warwick and having begun his career at Legal and General Investment Management, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program.

             Gavin A. Hall, Senior Portfolio Manager of Delaware International Advisers Ltd., has been managing the Fund since October 25, 1999. Mr. Hall joined Delaware International in 1991. He began his investment career with Barings Investment Management Ltd. after attending Dulwich College. In 1988, he became a Portfolio Manager and Research Analyst covering the United Kingdom market at Hill Samuel Investment Management Ltd. At Delaware International his research responsibilities have included United Kingdom, Continental European and Asian equity markets.


P-S  Price-to-earnings ratio               Principal                  Prospectus                    Redeem
     -------------------------------------------------------------------------------------------------------------------------------
     A measure of a stock's value          Amount of money you        The official offering         To cash in your shares by
     calculated by dividing the current    invest (also called        document that describes a     selling them back to the mutual
     market price of a share of stock by   capital). Also refers to   mutual fund, containing       fund.
     its annual earnings per share. A      a bond's original face     information required by the
     stock selling for $100 per share      value, due to be repaid    SEC, such as investment
     with annual earnings per share of     at maturity.               objectives, policies,
     $5 has a P/E of 20.                                              services and fees.

Who's who?  The following shows the various organizations involved with managing, administering, and servicing the Delaware Investments
            Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
------------------------------------                          |                                      ---------------------------
    Investment manager                                -------------------                                     Custodian
Delaware International Advisers Ltd.  --------------       The Fund       --------------------------   The Chase Manhattan Bank
         Third Floor                                   -------------------                              4 Chase Metrotech Center
         80 Cheapside                                 |                 |                                  Brooklyn, NY 11245
    London, England EC2V 6EE                          |                 |                            ----------------------------
------------------------------------    ---------------------------     |
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               One Commerce Square                  Service agent
  Portfolio managers                      Philadelphia, PA 19103        Delaware Service Company, Inc.
(see page 12 for details)               ---------------------------          One Commerce Square
----------------------------                          |                      Philadelphia, PA 19103
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                      Financial intermediary wholesaler        |
                                     Lincoln Financial Distributors, Inc.      |
                                              350 Church Street                |
                                             Hartford, CT 06103                |
                                     ------------------------------------      |
                                                            |                  |
                                                            |                  |
                                                           ---------------------
                                                               Shareholders
                                                           ---------------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. For funds (such as the Delaware International Small Cap Value Fund) that rely on certain exemptive rules created from the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

                                                      SEC (Securities and
Risk                       Sales charge               Exchange Commission)    Share classes         Signature guarantee
------------------------------------------------------------------------------------------------------------------------------------
Generally defined as       Charge on the purchase     Federal agency          Different             Certification by a bank,
variability of value;      or redemption of fund      established by          classifications of    brokerage firm or other
also credit risk,          shares sold through        Congress to             shares; mutual fund   financial institution that a
inflation risk, currency   financial advisers. May    administer the laws     share classes offer   customer's signature is valid;
and interest rate risk.    vary with the amount       governing the           a variety of sales    signature guarantees can be
Different investments      invested. Typically        securities industry,    charge choices.       provided by members of the STAMP
involve different types    used to compensate         including mutual                              program.
and degrees of risk.       advisers for advice and    fund companies.
                           service provided.

About your account

Investing in  Institutional Class shares are available for purchase only by the
the Fund      following:

              o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

              o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

              o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

              o a bank, trust company and similar financial institution
                investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

              o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of the Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from advisory clients.

                                Statement of Additional
S-V  Standard deviation         Information (SAI)             Stock                     Total return
     -------------------------------------------------------------------------------------------------------------------------------
     A measure of an            The document serving as       An investment that        An investment performance measurement,
     investment's volatility;   "Part B" of a fund's          represents a share of     expressed as a percentage, based on the
     for mutual funds,          prospectus that provides      ownership (equity) in a   combined earnings from dividends, capital
     measures how much a        more detailed information     corporation. Stocks are   gains and change in price over a given
     fund's total return has    about the fund's              often referred to as      period.
     typically varied from its  organization, investments,    equities.
     historical average.        policies and risks.

How to buy shares   (GRAPHIC OF ENVELOPE)         By mail

                                                  Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce
                                                  Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

                    (GRAPHIC OF JAGGED LINE)      By wire

                                                  Ask your bank to wire the amount you want to invest to Bank of New York, ABA
                                                  #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

                    (GRAPHIC OF EXCHANGE SYMBOL)  By exchange

                                                  You can exchange all or part of your investment in one or more funds in the
                                                  Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

                    (GRAPHIC OF PERSON)           Through your financial adviser

                                                  Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

Volatility
--------------------------------------------------------------------------------
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

How to buy shares   The price you pay for shares will depend on when we receive
(continued)         your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New
                    York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                    We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem       (GRAPHIC OF ENVELOPE)         By mail
shares
                                                  You can redeem your shares (sell them back to the fund) by mail by writing to:
                                                  Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 267.256.8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

                    (GRAPHIC OF TELEPHONE)        By telephone

                                                  You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

                    (GRAPHIC OF JAGGED LINE)      By wire

                                                  You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

                    (GRAPHIC OF PERSON)           Through your financial adviser

                                                  Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

How to redeem shares  If you hold your shares in certificates, you must submit
(continued)           the certificates with your request to sell the shares. We
                      recommend that you send your certificates by certified mail.

                      When you send us a properly completed request to redeem or exchange shares and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

     Account minimum  If you redeem shares and your account balance falls below
                      $250, your Fund may redeem your account after 60 days' written notice to you.

           Exchanges  You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

          Dividends, Dividends and capital gains, if any, are paid annually. We distributions automatically reinvest all dividends and any capital and taxes  gains.

                      Tax laws are subject to change, so we urge you to consult you tax adviser about your particular tax situation and how it might be affected by current law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

                      We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Other investment      High-yield, high risk securities
policies and risk
considerations        The Fund may invest in high-yield, high risk foreign
                      fixed-income securities. In the past, in the opinion of the Manager, the high-yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The
                      Manager intends to maintain an adequately diversified portfolio of stocks and bonds. While diversification can help to reduce the effect of an individual default on a Fund, there can be no assurance that diversification will protect a Fund from widespread bond defaults brought about by a sustained economic downturn.

                      Medium- and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

                      The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Consequently, these changes will affect a Fund's net asset value per share.

                      Foreign currency transactions

                      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

                      The Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

 Other investment     When the Manager believes that the currency of a
policies and risk     particular country may suffer a significant decline
   considerations     against the U.S. dollar or against another currency, the
      (continued)     Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

                      The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

                      At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize gains or losses from currency transactions.

                      The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar cost of foreign securities held by the Fund and against increases in the U.S. dollar cost of such securities to be acquired. Call options on foreign currency written by the Fund will be covered, which means that the Fund will own the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its Custodian Bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Fund will be required to pay upon exercise of the put.

                      As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Certain management    Investments by fund of funds
    considerations
                      Delaware International Small Cap Value Fund accepts investments from the funds within Delaware Group
                      Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on Delaware International Small Cap Value
                      Fund and Foundation Funds as a result of these transactions.

Financial highlights

                                                                                                            Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Period
                                                                                                                       12/19/97(1)
                        Delaware International                                                   Year ended 11/30       through
                        Small Cap Value Fund                                           2000                  1999      11/30/98
                        ------------------------------------------------------------------------------------------------------------
The Financial
highlights table is     Net asset value, beginning of period                        $10.730               $ 9.000        $8.500
intended to help you    Income (loss) from investment operations
understand a Fund's     Net investment income(2)                                      0.209                 0.168         0.191
financial               Net realized and unrealized gain (loss) on investments
performance. All         and foreign currencies                                      (0.727)                1.817         0.309
"per share"                                                                         -------               -------        ------
information reflects    Total from investment operations                             (0.518)                1.985         0.500
financial results                                                                   -------               -------        ------
for a single Fund       Less dividends and distributions
share. This             Dividends from net investment income                         (0.140)               (0.180)           --
information has been    Distributions from net realized gain on investments          (1.732)               (0.075)           --
audited by Ernst &                                                                  -------               -------        ------
Young LLP, whose        Total dividends and distributions                            (1.872)               (0.255)           --
report, along with                                                                  -------               -------        ------
the Fund's financial    Net asset value, end of period                              $ 8.340               $10.730        $9.000
statements, is                                                                      =======               =======        ======
included in the         Total return(3)                                              (5.32%)               22.74%         5.88%
Fund's annual           Ratios and supplemental data:
report, which is        Net assets, end of period (000 omitted)                     $ 3,691                $3,900        $3,175
available upon          Ratio of expenses to average net assets                       1.25%                 1.25%         1.25%
request by calling      Ratio of expenses to average net assets prior to expense
800.523.1918.            limitation and expenses paid indirectly                      1.52%                 1.57%         2.05%
                        Ratio of net investment income to average net assets          2.45%                 1.71%         2.25%
                        Ratio of net investment income to average net assets
                         prior to expense limitation and expenses paid indirectly     2.18%                 1.39%         1.45%
                        Portfolio turnover                                              22%                   96%            4%

                        ------------------------------------------------------------------------------------------------------------

                        (1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
                        (2) Per share information was based on the average shares outstanding method.
                        (3) Total investment return is based on the change in net asset value during the period and assumes reinvestment of distributions at net asset value. Total return reflects expense limitations in effect for the Fund.

How to read the
financial highlights
                       -------------------------------------------------------------------------------------------------------------
                       Net investment income             Net asset value (NAV)    Ratio of expenses to  Portfolio turnover
                       Net investment income includes    This is the value of a   average net assets    This figure tells you the
                       dividend and interest income      mutual fund share,       The expense ratio is  amount of trading activity
                       earned from the Fund's            calculated by dividing   the percentage of     in a fund's portfolio. For
                       securities; it is after expenses  the net assets by the    net assets that a     example, a fund with a 50%
                       have been deducted.               number of shares         fund pays annually    turnover has bought and sold
                                                         outstanding.             for operating         half of the value of its
                       Net realized and unrealized gain                           expenses and          total investment portfolio
                       (loss) on investments and         Total return             management fees.      during the stated period.
                       foreign currencies                This represents the      These expenses
                       A realized gain on investments    rate that an investor    include accounting
                       occurs when we sell an            would have earned or     and administration
                       investment at a profit, while a   lost on an investment    expenses, services
                       realized loss on investments      in the Fund. In          for shareholders,
                       occurs when we sell an            calculating this figure  and similar
                       investment at a loss. When an     for the financial        expenses.
                       investment increases or           highlights table, we
                       decreases in value but we do not  include fee waivers and  Ratio of net
                       sell it, we record an unrealized  assume the shareholder   investment income to
                       gain or loss. The amount of       has reinvested all       average net assets
                       realized gain per share, if any,  dividends and realized   We determine this
                       that we pay to shareholders       gains.                   ratio by dividing
                       would be listed under "Less                                net investment
                       dividends and                     Net assets               income by average
                       distributions-Distributions       Net assets represent     net assets.
                       from net realized gain on         the total value of all
                       investments." Realized and        the assets in the
                       unrealized gain (loss) on         Fund's portfolio, less
                       foreign currencies represent      any liabilities, that
                       changes in the U.S. dollar value  are attributable to
                       of assets (including              that class of the Fund.
                       investments) and liabilities
                       denominated in foreign
                       currencies as a result of
                       changes in foreign currency
                       exchange rates.




Appendix A - Bond Ratings

Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)


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

Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)


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

Delaware International
Small Cap
Value Fund

                        Additional information about the Funds' investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.510.4015. You may also obtain additional information about the Fund from your financial adviser.

                        You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

                        Web site
                        www.delawareinvestments.com

                        E-mail
                        service@delinvest.com

                        Client Services Representative
                        800.510.4015

                        Delaphone Service
                        800.362.FUND (800.362.3863)

                      o For convenient access to account information or current
                        performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

                        Investment Company Act file number: 811-6324

                        Delaware International Small Cap Value Fund
                                                   CUSIP            NASDAQ
                                                   -----            ------
                        Institutional Class      245914676          DABIX


Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)


PR-182 [--] BUR 9/01